                                                                 EXHIBIT 10.7.9

                      AMENDMENTS TO STOCK OPTION AGREEMENTS
                               (DATED MAY 5, 2000)




                             ARCH CAPITAL GROUP LTD.

                      AMENDMENT TO STOCK OPTION AGREEMENTS


           WHEREAS, Arch Capital Group Ltd. (the "Company"), a Delaware corporation, has granted to Michael P. Esposito (the "Option Holder") the options to purchase common stock, $0.01 par value per share, of the Company set forth on SCHEDULE I hereto (the "Options") under the Company's 1995 and/or 1999 Long Term Incentive and Share Award Plans; and this amendment is being entered into in order to induce the Option Holder to continue to provide his or her services to the Company;

           NOW, THEREFORE, the parties have agreed to amend the Options as follows:

           1. Paragraph (d) of each Option shall be amended and restated in its entirety as follows:

                "(d) The Option may be exercised only during the period (the "Option Period") ending on May 5, 2007; thereafter the Option Holder shall cease to have any rights in respect thereof. The right to exercise the Option may be subject to sooner termination in the event service with the Company is terminated, as provided in paragraph (j) below."

           2. All other provisions of the Options shall remain in full force and effect. This amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws, and may be executed in two counterparts, each of which shall constitute one and the same instrument.

           IN WITNESS WHEREOF, the undersigned have executed this agreement as of May 5, 2000.


                                       ARCH CAPITAL GROUP LTD.




                                         By: /s/        PETER A. APPEL
                                             ---------------------------------
                                             Peter A. Appel
                                             President & Chief Executive Officer


                                          /s/  MICHAEL P. ESPOSITO, JR.
                                          ------------------------------------
                                          Michael P. Esposito, Jr.

                                                                     SCHEDULE I

                                     OPTIONS


            ------------------------------------------------------------
            DATE OF GRANT                  NUMBER OF OPTION SHARES
            -------------                  -----------------------
            ------------------------------------------------------------
            9/13/95                        300
            ------------------------------------------------------------
            1/1/96                         250
            ------------------------------------------------------------
            1/1/97                         250
            ------------------------------------------------------------

                             ARCH CAPITAL GROUP LTD.

                      AMENDMENT TO STOCK OPTION AGREEMENTS


           WHEREAS, Arch Capital Group Ltd. (the "Company"), a Delaware corporation, has granted to Ian R. Heap (the "Option Holder") the options to purchase common stock, $0.01 par value per share, of the Company set forth on
SCHEDULE I hereto (the "Options") under the Company's 1995 and/or 1999 Long Term Incentive and Share Award Plans; and this amendment is being entered into in order to induce the Option Holder to continue to provide his or her services to the Company;

           NOW, THEREFORE, the parties have agreed to amend the Options as follows:

           1. Paragraph (d) of each Option shall be amended and restated in its entirety as follows:

                "(d) The Option may be exercised only during the period (the "Option Period") ending on May 5, 2007; thereafter the Option Holder shall cease to have any rights in respect thereof. The right to exercise the Option may be subject to sooner termination in the event service with the Company is terminated, as provided in paragraph (j) below."

           2. All other provisions of the Options shall remain in full force and effect. This amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws, and may be executed in two counterparts, each of which shall constitute one and the same instrument.

           IN WITNESS WHEREOF, the undersigned have executed this agreement as of May 5, 2000.


                                       ARCH CAPITAL GROUP LTD.




                                          By:   /s/ PETER A. APPEL
                                             ---------------------------------
                                             Peter A. Appel
                                             President & Chief Executive Officer


                                                /s/ IAN R. HEAP
                                               -------------------------------
                                               Ian R. Heap

                                                                    SCHEDULE I

                                     OPTIONS


            ------------------------------------------------------------
            DATE OF GRANT                  NUMBER OF OPTION SHARES
            -------------                  -----------------------
            ------------------------------------------------------------
            9/13/95                        300
            ------------------------------------------------------------
            1/1/96                         250
            ------------------------------------------------------------
            1/1/97                         250
            ------------------------------------------------------------

                             ARCH CAPITAL GROUP LTD.

                      AMENDMENT TO STOCK OPTION AGREEMENTS


           WHEREAS, Arch Capital Group Ltd. (the "Company"), a Delaware corporation, has granted to Philip L. Wroughton (the "Option Holder") the options to purchase common stock, $0.01 par value per share, of the Company set forth on SCHEDULE I hereto (the "Options") under the Company's 1995 and/or 1999 Long Term Incentive and Share Award Plans; and this amendment is being entered into in order to induce the Option Holder to continue to provide his or her services to the Company;

           NOW, THEREFORE, the parties have agreed to amend the Options as follows:

           1. Paragraph (d) of each Option shall be amended and restated in its entirety as follows:

                "(d) The Option may be exercised only during the period (the "Option Period") ending on May 5, 2007; thereafter the Option Holder shall cease to have any rights in respect thereof. The right to exercise the Option may be subject to sooner termination in the event service with the Company is terminated, as provided in paragraph (j) below."

           2. All other provisions of the Options shall remain in full force and effect. This amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws, and may be executed in two counterparts, each of which shall constitute one and the same instrument.

           IN WITNESS WHEREOF, the undersigned have executed this agreement as of May 5, 2000.


                                     ARCH CAPITAL GROUP LTD.




                                        By:   /s/ PETER A. APPEL
                                            -----------------------------------
                                            Peter A. Appel
                                            President & Chief Executive Officer


                                              /s/  PHILIP L. WROUGHTON
                                             ----------------------------------
                                             Philip L. Wroughton

                                                                     SCHEDULE I

                                     OPTIONS



            ------------------------------------------------------------
            DATE OF GRANT                  NUMBER OF OPTION SHARES
            -------------                  -----------------------
            ------------------------------------------------------------
            9/13/95                        300
            ------------------------------------------------------------
            1/1/96                         250
            ------------------------------------------------------------
            1/1/97                         250
            ------------------------------------------------------------

                             ARCH CAPITAL GROUP LTD.

                      AMENDMENT TO STOCK OPTION AGREEMENTS


           WHEREAS, Arch Capital Group Ltd. (the "Company"), a Delaware corporation, has granted to Lewis L. Glucksman (the "Option Holder") the options to purchase common stock, $0.01 par value per share, of the Company set forth on
SCHEDULE I hereto (the "Options") under the Company's 1995 and/or 1999 Long Term Incentive and Share Award Plans; and this amendment is being entered into in order to induce the Option Holder to continue to provide his or her services to the Company;

           NOW, THEREFORE, the parties have agreed to amend the Options as follows:

           1. Paragraph (d) of each Option shall be amended and restated in its entirety as follows:

                "(d) The Option may be exercised only during the period (the "Option Period") ending on May 5, 2007; thereafter the Option Holder shall cease to have any rights in respect thereof. The right to exercise the Option may be subject to sooner termination in the event service with the Company is terminated, as provided in paragraph (j) below."

           2. All other provisions of the Options shall remain in full force and effect. This amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws, and may be executed in two counterparts, each of which shall constitute one and the same instrument.

           IN WITNESS WHEREOF, the undersigned have executed this agreement as of May 5, 2000.


                                     ARCH CAPITAL GROUP LTD.




                                        By:   /s/  PETER A. APPEL
                                           -----------------------------------
                                           Peter A. Appel
                                           President & Chief Executive Officer


                                              /s/  LEWIS L. GLUCKSMAN
                                             ---------------------------------
                                              Lewis L. Glucksman

                                                                    SCHEDULE I

                                     OPTIONS


            ------------------------------------------------------------
            DATE OF GRANT                  NUMBER OF OPTION SHARES
            -------------                  -----------------------
            ------------------------------------------------------------
            11/14/95                       300
            ------------------------------------------------------------
            1/1/96                         250
            ------------------------------------------------------------
            1/1/97                         250
            ------------------------------------------------------------

                             ARCH CAPITAL GROUP LTD.

                      AMENDMENT TO STOCK OPTION AGREEMENTS


           WHEREAS, Arch Capital Group Ltd. (the "Company"), a Delaware corporation, has granted to Thomas V. A. Kelsey (the "Option Holder") the options to purchase common stock, $0.01 par value per share, of the Company set forth on SCHEDULE I hereto (the "Options") under the Company's 1995 and/or 1999 Long Term Incentive and Share Award Plans; and this amendment is being entered into in order to induce the Option Holder to continue to provide his or her services to the Company;

           NOW, THEREFORE, the parties have agreed to amend the Options as follows:

           1. Paragraph (d) of each Option shall be amended and restated in its entirety as follows:

                "(d) The Option may be exercised only during the period (the "Option Period") ending on May 5, 2007; thereafter the Option Holder shall cease to have any rights in respect thereof. The right to exercise the Option may be subject to sooner termination in the event service with the Company is terminated, as provided in paragraph (j) below."

           2. All other provisions of the Options shall remain in full force and effect. This amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws, and may be executed in two counterparts, each of which shall constitute one and the same instrument.

           IN WITNESS WHEREOF, the undersigned have executed this agreement as of May 5, 2000.


                                      ARCH CAPITAL GROUP LTD.




                                         By:   /s/  PETER A. APPEL
                                            ------------------------------------
                                            Peter A. Appel
                                            President & Chief Executive Officer


                                               /s/  THOMAS V. A. KELSEY
                                              ---------------------------------
                                              Thomas V. A. Kelsey

                                                                  SCHEDULE I

                                     OPTIONS


            ------------------------------------------------------------
            DATE OF GRANT                  NUMBER OF OPTION SHARES
            -------------                  -----------------------
            ------------------------------------------------------------
            9/16/96                        300
            ------------------------------------------------------------
            1/1/97                         250
            ------------------------------------------------------------

                             ARCH CAPITAL GROUP LTD.

                      AMENDMENT TO STOCK OPTION AGREEMENTS


           WHEREAS, Arch Capital Group Ltd. (the "Company"), a Delaware corporation, has granted to Debra M. O'Connor (the "Option Holder") the options to purchase common stock, $0.01 par value per share, of the Company set forth on
SCHEDULE I hereto (the "Options") under the Company's 1995 and/or 1999 Long Term Incentive and Share Award Plans; and this amendment is being entered into in order to induce the Option Holder to continue to provide his or her services to the Company;

           NOW, THEREFORE, the parties have agreed to amend the Options as follows:

           1. Paragraph (d) of each Option shall be amended and restated in its entirety as follows:

                "(d) The Option may be exercised only during the period (the "Option Period") ending on May 5, 2007; thereafter the Option Holder shall cease to have any rights in respect thereof. The right to exercise the Option may be subject to sooner termination in the event service with the Company is terminated, as provided in paragraph (j) below."

           2. All other provisions of the Options shall remain in full force and effect. This amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws, and may be executed in two counterparts, each of which shall constitute one and the same instrument.

           IN WITNESS WHEREOF, the undersigned have executed this agreement as of May 5, 2000.


                                      ARCH CAPITAL GROUP LTD.




                                        By:   /s/  PETER A. APPEL
                                           ------------------------------------
                                           Peter A. Appel
                                           President and Chief Executive Officer


                                              /s/  DEBRA M. O'CONNOR
                                             ----------------------------------
                                             Debra M. O'Connor

                                                                     SCHEDULE I
                                     OPTIONS

            ------------------------------------------------------------
            DATE OF GRANT                  NUMBER OF OPTION SHARES
            -------------                  -----------------------
            ------------------------------------------------------------
            10/11/95                       7,500
            ------------------------------------------------------------
            11/19/96                       3,800
            ------------------------------------------------------------
            11/18/97                       6,353
            ------------------------------------------------------------
            11/17/98                       7,544
            ------------------------------------------------------------

                             ARCH CAPITAL GROUP LTD.

                      AMENDMENT TO STOCK OPTION AGREEMENTS


           WHEREAS, Arch Capital Group Ltd. (the "Company"), a Delaware corporation, has granted to Louis T. Petrillo (the "Option Holder") the options to purchase common stock, $0.01 par value per share, of the Company set forth on
SCHEDULE I hereto (the "Options") under the Company's 1995 and/or 1999 Long Term Incentive and Share Award Plans; and this amendment is being entered into in order to induce the Option Holder to continue to provide his or her services to the Company;

           NOW, THEREFORE, the parties have agreed to amend the Options as follows:

           1. Paragraph (d) of each Option shall be amended and restated in its entirety as follows:

                "(d) The Option may be exercised only during the period (the "Option Period") ending on May 5, 2007; thereafter the Option Holder shall cease to have any rights in respect thereof. The right to exercise the Option may be subject to sooner termination in the event service with the Company is terminated, as provided in paragraph (j) below."

           2. All other provisions of the Options shall remain in full force and effect. This amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws, and may be executed in two counterparts, each of which shall constitute one and the same instrument.

           IN WITNESS WHEREOF, the undersigned have executed this agreement as of May 5, 2000.


                                    ARCH CAPITAL GROUP LTD.




                                       By:   /s/  PETER A. APPEL
                                          -------------------------------------
                                          Peter A. Appel
                                          President and Chief Executive Officer


                                             /s/  LOUIS T. PETRILLO
                                            -----------------------------------
                                            Louis T. Petrillo

                                                                    SCHEDULE I

                                     OPTIONS


            ------------------------------- ----------------------------
            DATE OF GRANT                   NUMBER OF OPTION SHARES
            -------------                   -----------------------
            ------------------------------- ----------------------------
            1/2/96                          5,000
            ------------------------------- ----------------------------
            11/19/96                        6,200
            ------------------------------- ----------------------------
            11/18/97                        2,653
            ------------------------------- ----------------------------
            11/17/98                        5,144
            ------------------------------- ----------------------------

                             ARCH CAPITAL GROUP LTD.

                      AMENDMENT TO STOCK OPTION AGREEMENTS


           WHEREAS, Arch Capital Group Ltd. (the "Company"), a Delaware corporation, has granted to Peter A. Appel (the "Option Holder") the options to purchase common stock, $0.01 par value per share, of the Company set forth on
SCHEDULE I hereto (the "Options") under the Company's 1995 and/or 1999 Long Term Incentive and Share Award Plans; and this amendment is being entered into in order to induce the Option Holder to continue to provide his or her services to the Company;

           NOW, THEREFORE, the parties have agreed to amend the Options as follows:

           1. Paragraph (d) of each Option shall be amended and restated in its entirety as follows:

                "(d) The Option may be exercised only during the period (the "Option Period") ending on May 5, 2007; thereafter the Option Holder shall cease to have any rights in respect thereof. The right to exercise the Option may be subject to sooner termination in the event service with the Company is terminated, as provided in paragraph (j) below."

           2. All other provisions of the Options shall remain in full force and effect. This amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws, and may be executed in two counterparts, each of which shall constitute one and the same instrument.

           IN WITNESS WHEREOF, the undersigned have executed this agreement as of May 5, 2000.


                                  ARCH CAPITAL GROUP LTD.




                                     By:   /s/  LOUIS T. PETRILLO
                                        ---------------------------------------
                                        Senior Vice President, General Counsel
                                        and Secretary


                                           /s/  PETER A. APPEL
                                          -------------------------------------
                                          Peter A. Appel

                                                                  SCHEDULE I

                                     OPTIONS


         ---------------------------------- ------------------------------
         DATE OF GRANT                      NUMBER OF OPTION SHARES
         -------------                      -----------------------
         ---------------------------------- ------------------------------
         11/13/95                           25,000
         ---------------------------------- ------------------------------
         11/19/96                           39,500
         ---------------------------------- ------------------------------
         11/18/97                           34,153
         ---------------------------------- ------------------------------
         11/17/98                           58,344
         ---------------------------------- ------------------------------